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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                     FORM 8-K
                                 Current Report



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                        Date of Report: February 10, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                             RESOLVE STAFFING, INC.
              ----------------------------------------------------
              Exact name of registrant as specified in its charter



          Nevada                           0-29485              33-0850639
-------------------------------        -------------------    ---------------
State of other jurisdiction of        Commission File No.     I.R.S. Employer
incorporation or organization                                Identification No.


              105 N. Falkenburg Rd., Suite B, Tampa, Florida 33619
              ----------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (813) 662-0074


                                      None
           -----------------------------------------------------------
          (Former name or former address if changed since last report)

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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 7, 2003, Resolve Staffing, Inc. (the "Company") entered into an employment agreement with Wanda Dearth to engage Ms. Dearth to serve as the Company's Chief Executive Officer effective as of February 10, 2003. A copy of such employment agreement is attached hereto as exhibit 10.1. Ms. Dearth was also appointed as a member of the Company's Board of Directors.

Ms. Dearth has more than 15 years of health care staffing, marketing and management experience. Prior to joining us, Ms. Dearth was an independent consultant and a consultant with Comforce Nurse Staffing Services from January 2001 to February 2003. From June 2000 through December 2001, Ms. Dearth was Chief Operating Officer and President at Cryo-Cell International, Inc., a Nasdaq Small Cap company. From August 1998 to May 2000, Ms. Dearth was a business unit vice president with Kforce.com HealthCare, where she handled business development for the nurse staffing division and she served as a regional director for StarMed Staffing from January 1, 1998 to July 7, 1998.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

10.1 Employment Agreement between the Company and Ms. Wanda D. Dearth, dated February 7, 2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESOLVE STAFFING, INC.


                                       By:  /s/ Wanda D. Dearth
                                            ------------------------
                                            Wanda D. Dearth
                                            Chief Executive Officer



Dated:  March 18, 2003

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EXHIBIT 10.1


            105 NORTH FALKENBURG ROAD, SUITE B, TAMPA, FLORIDA 33619
               TELEPHONE (813) 662-0074  FACSIMILE (813) 662-0144


February  7,  2003

Ms. Wanda Dearth
3036 Savannah Oaks Circle
Tarpon Springs, Florida 34688

Dear  Wanda:

As per our recent discussions with you, Resolve Staffing, Inc. is very pleased to extend to you an offer for you to join the Company as Chief Executive Officer beginning on February 10, 2003. Please understand that as the Company grows, the Board may consider it necessary to segregate the position of CEO. You will also be appointed to the Board of Directors.

The CEO will initially report directly to the Board of Directors/Bill Brown. The general duties of the CEO will include, but not be limited to, the following:

     Development of a business plan that sets the general course for the Company as it relates to the staffing industry including detailed financial projections, etc. (In conjunction with Pinnacle Corporate Services)

     Development of a strategic plan of action to be incorporated into the overall corporate business plan that defines the Company's short-term, intermediate term, and long-term goals and objectives and the necessary action steps needed to accomplish these goals and objectives. (In conjunction with Pinnacle Corporate Services)

     Further enhancement of the Company's current revenue base, including overseeing the Falkenburg Rd. operation and attempting to grow revenues at that location organically and through recruitment of additional staffing personnel.

     Development of an acquisition-based growth plan and the identification, negotiation, and integration of potential acquisition candidates that fit within the overall framework of the Company's plans to consolidate certain segments of the staffing industry. (In conjunction with Pinnacle Corporate Services)

     Development and implementation of an investor relations/public relations plan that clearly and concisely articulates the Company's growth plans and achievements to investors, the financial community, the business community, local and national press, etc. (In conjunction with Pinnacle Corporate Services/Lagano & Associates)

     Creation of a comprehensive publicly-traded company policy manual that clearly defines and articulates the Company's policies and procedures in terms of its compliance with the various federal and state securities laws.

     Securing capital for the Company's growth efforts, including establishing relationships with registered broker-dealers and market makers as well as retail and institutional investors. (In conjunction with Pinnacle Corporate Services/Lagano & Associates)

     Day-to-day management and oversight of the Company's existing personnel and recruitment of additional personnel as needed.

     Additional duties as needed consistent with the position of the President of a publicly traded growth company.

For performing the duties of CEO of Resolve Staffing, Inc. the Company is offering a 3-year employment contract with automatic annual renewal and the option to sever from the Company after six months with no penalty. The employment contract will stipulate that should the Company be acquired or should the CEO be terminated for reasons other than for cause, then there will be a severance component including payment of the remainder of the salary for the life of the contract.

The employment agreement will contain the following general terms and compensation (this list is not all-inclusive, the standard executive employment agreement will contain additional terms) as follows:

     The CEO understands and acknowledges that there will be no cash compensation for the period beginning February 11, 2003 through March 30, 2003. The value of the CEO's services during this period is agreed to be $17,500. The CEO hereby agrees to contribute these services to the Company.
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     The  compensation  for  the remaining 10 months of the employment agreement shall  have  a  cash  and  stock  component.

The  cash  component  of  compensation  shall  be  as  follows:

     a) Payments beginning on April 1, 2003 will be $5,000 per month through May 31, 2003, with an increase to $7,000 per month beginning on June 1, 2003 through August 31, 2003, and a further increase to $10,000 per month beginning September 1, 2003. The CEO's salary will be paid bi-weekly. The CEO will be eligible for an increase in salary after the first year of employment with all Compensation levels after the first year being determined/negotiated by and/or with the Compensation Committee of the Board of Directors.

     b) A $25,000 cash bonus to be paid no later than from 8/10/03. At the Board's discretion the bonus may be paid prior to the end of 6-month period.

      The  stock  component  of  compensation  shall  be  as  follows:

     a) 275,000 shares of restricted stock with unconditional piggyback registration rights, with these rights taking affect after Resolve's current SB-2 filing become effective, paid at on April 1, 2003. Based on current information both parties agree that the value of these shares upon issuance will be $.15 per share. (It is anticipated, although not guaranteed or promised, that the stock will have a value of between $0.50 and $3.00 when the Company's shares initially begin trading on the Over-the-Counter Bulletin Board).

     These restricted shares will be held in escrow during the vesting period and will vest over the remaining ten months of the employment term as follows:

a)     100,000  shares  will  be  fully  vested  April  1,  2003;
b)     35,000 shares will be fully vested June 1, 2003;
c)     35,000 shares will be fully vested August 1, 2003:
d)     35,000 shares will be fully vested October 1, 2003
e)     35,000 shares will be fully vested December 1, 2003; and
f) 35,000 shares will be fully vested on the first anniversary of CEO's employment

     The CEO will have the potential to earn additional cash and stock compensation based on enhancement of revenue, i.e. new customer relationships, recruitment of staffing employees, etc. The Compensation Committee of the Board of Directors will set specific milestones for additional compensation within 90 days of the CEO's employment.

     A year-end bonus based on profitability of the Company. Specific profitability milestones for bonus purposes will be determined as time progresses by the Board of Directors (The bonus structure will be developed by the Compensation Committee of the Board of Directors within 180 days of the CEO 's employment with the Company).

     The first 90 days of the CEO's employment will be a probationary period. The Board of Directors will give the CEO a 90-day review and if the review is unsatisfactory as to the CEO's performance, the Company may at its discretion terminate the CEO without penalty. If at the end of the 90 days the Company at its discretion decides to terminate the CEO for reasons other than for cause or unsatisfactory job performance, then the CEO will receive a $25,000 severance payment.

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     The  CEO will sign a confidentiality/non-disclose agreement specifically in regards to Resolve Staffing, Inc. and a separate non-compete agreement consistent with industry standards based on payout and length of employment.

     The CEO will devote substantially all of his/her time to the business of the Company, except in regards to situations that are disclosed upon initial employment of are approved as outside activities by the Board of Directors.

If these terms are acceptable to you, we will draw up a formal employment agreement as soon as possible. The offer shall expire if not accepted on or before 5:00 PM, February 7, 2003.

If this memorandum accurately sets forth the general terms and conditions under which you are willing to enter into the transaction contemplated hereby, please so indicate by signing below and faxing an executed copy to me at (813) 354-4795. The current shareholders, management, employees, and consultants of Resolve Staffing, Inc. look forward to working with you to maximize shareholder value and grow the Company.

Very  Truly  Yours,

    /s/  Don  Quarterman
---------------------------------------
Donald  E.  Quarterman
President,  On  Behalf  of  the  Board
of  Directors

ACCEPTED  &  AGREED  TO:


By:     /s/  Wanda  D.  Dearth                            .
   -----------------------------------
       Wanda Dearth

Date:  2/7/03
     --------------------




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